Class I – LSEIX

(a series of Northern Lights Fund Trust III)

Supplement dated August 4, 2021 to

the Prospectus and Statement of Additional Information dated February 1, 2021

On March 15, 2021, U. S. Bank, N.A. (“U.S. Bank”) acquired the securities custody services of MUFG Union Bank, N.A. (“MUFG Union Bank”). As a result, on July 31, 2021, U.S. Bank began serving as custodian to the Persimmon Long/Short Fund (the “Fund”). U.S. Bank is located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212. Any references to MUFG Union Bank as custodian to the Fund in the Prospectus and SAI are hereby replaced with U.S. Bank.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated February 1, 2021, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-233-8300.

Please retain this Supplement for future reference.